                                                                       Exhibit 4
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                        INCORPORATED UNDER THE LAWS OF

              NO. _____       STATE OF WASHINGTON       SHARES _____

[PICTURE OF
  EAGLE                 HERITAGE FINANCIAL CORPORATION
APPEARS HERE]

                      Authorized Common Stock: 15,000,000

This Certifies that ________________________________________ is the owner of
______________________Shares of common stock each of the Capital Stock of

                        HERITAGE FINANCIAL CORPORATION

               transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this
[SEAL          Certificate properly endorsed
APPEARS
HERE]          IN WITNESS WHEREOF, the said Corporation has caused this
               Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this ____________ day of _____________ A.D.


               ----------------------------    --------------------------
               President                       Secretary

------------------------- SHARES (No Par Value) EACH ---------------------------

                                  CERTIFICATE
                                      FOR

                                    SHARES

                        [PICTURE OF EAGLE APPEARS HERE]

                                    OF THE

                                 CAPITAL STOCK




                                   ISSUED TO

                           -------------------------

                                     DATED



                           -------------------------

     For Value Received, _________ hereby sell, assign and transfer unto _______
________________________________________________________________________________
_______________________________________ Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

     Dated ________________ 19__

         In presence of

                                    --------------------------------------------

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